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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 26, 1996


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                                K N ENERGY, INC.

             (Exact name of registrant as specified in its charter)


             KANSAS                        1-6446                49-0290000
  (State or other jurisdiction        (Commission File        (I.R.S. Employer
of incorporation or organization)          Number)           Identification No.)


      370 VAN GORDON STREET
         P. O. BOX 281304
           LAKEWOOD, CO                                           80228-8304
(Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (303) 989-1740

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Item 5.  Other Events.

         On July 26, 1996, K N Energy, Inc. sold $125 million of its 7.35% Debentures due August 1, 2026 pursuant to an underwritten public offering.


Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

(c)      Exhibits.

         1.1 Purchase Agreement dated July 23, 1996 between K N Energy, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                 J. P. Morgan Securities Inc. and Smith Barney Inc.

         1.2 Specimen of 7.35% Debenture due August 1, 2026 in book-entry form.

         1.3 Ratios of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to S-3 Registration Statement No. 333-04385 filed on May 23, 1996).
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           K N ENERGY, INC.



Date:  July 26, 1996              By:  /s/ E. Wayne Lundhagen
                                     ------------------------------------------
                                           E. Wayne Lundhagen
                                           Vice President and Treasurer





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                                 EXHIBIT INDEX


         1.1 Purchase Agreement dated July 23, 1996 between K N Energy, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                 J. P. Morgan Securities Inc. and Smith Barney Inc.

         1.2 Specimen of 7.35% Debenture due August 1, 2026 in book-entry form.

         1.3 Ratios of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to S-3 Registration Statement No. 333-04385 filed on May 23, 1996).





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